Exhibit 99.1

MSC Industrial Supply Co. Tel.800.645.7270 Fax.800.255.5067 www.mscdirect.com

MSC REPORTS FISCAL 2015 FOURTH QUARTER AND FULL YEAR RESULTS

FISCAL Q4 2015 HIGHLIGHTS

•	Net sales of $727.4 million, flat year-over-year, on continued share gains in difficult market conditions
•	Gross margin of 45.0% reflecting continued stabilization
•	Adjusted operating expenses as a percent of sales just 10 basis points higher year-over-year after cost down measures and increased growth spending
•	GAAP and adjusted diluted EPS of $0.96

FISCAL 2015 HIGHLIGHTS

•	Net sales of $2.9 billion increased 4.4% over the prior year
•	GAAP diluted EPS of $3.74 and adjusted diluted EPS of $3.79

MELVILLE, NY and DAVIDSON, NC, October 27, 2015 - MSC INDUSTRIAL SUPPLY CO. (NYSE: MSM),  "MSC" or the "Company," a premier distributor of Metalworking and Maintenance, Repair and Operations ("MRO") supplies to industrial customers throughout North America,  today reported financial results for its fiscal 2015 fourth quarter and full year ended August 29, 2015.

Financial Highlights[1]	FY15 Q4		FY14 Q4		Change	FY15		FY14		Change
Net Sales	$ 727.4		$ 726.6		0.1%	$ 2,910.4		$ 2,787.1		4.4%
GAAP Operating Income	95.4		99.8		(4.4%)	379.5		383.2		(1.0%)
% of Net Sales	13.1%		13.7%			13.0%		13.7%
Adjusted Operating Income[2]	95.7		100.9		(5.2%)	384.0		400.5		(4.1%)
% of Net Sales	13.2%		13.9%			13.2%		14.4%
GAAP Net Income	59.0		62.8		(6.0%)	231.3		236.1		(2.0%)
Adjusted Net Income[3]	59.2		63.5		(6.8%)	234.1		246.9		(5.2%)
GAAP Diluted EPS	$ 0.96	[i]4	$ 1.01	[e]5	(5.0%)	$ 3.74	[i]4	$ 3.76	[e]5	(0.5%)
Adjusted Diluted EPS	$ 0.96	[i]4	$ 1.02	[e]5	(5.9%)	$ 3.79	[i]4	$ 3.93	[e]5	(3.6%)

1In millions unless noted. 2Excludes non-recurring costs.3Excludes the after tax effects of non-recurring costs.4Based on 61.4 million and 61.5 million diluted shares outstanding for FY15 Q4 and FY15, respectively. 5Based on 62.0 million and 62.3 million diluted shares outstanding for FY14 Q4 and FY14, respectively.

Erik Gershwind, President and Chief Executive Officer, stated, “Our flat fourth quarter sales reflected strong execution in the face of a difficult and deteriorating environment. The prolonged impact of the drop in oil prices, the strong US dollar and foreign exchange headwinds are all negatively impacting broader manufacturing activity. We continued our share gains despite these market conditions.”

Rustom Jilla, Executive Vice President and Chief Financial Officer, added, “Fourth quarter adjusted EPS was above the midpoint of our guidance reflecting continued gross margin stabilization and expense management. Countermeasures such as discount optimization, various freight initiatives, and supplier cost reductions offset most of the headwinds from customer mix and soft pricing. We will continue to implement productivity initiatives and reduce expenses even after investing for growth.”

Mr. Gershwind concluded, “As we move into 2016, we remain focused on outgrowing the market and managing those levers within our control. We have historically made our greatest strides during economic slowdowns and delivered disproportionate revenue growth and earnings leverage in subsequent periods. Looking forward, our infrastructure investments have positioned us well to leverage future growth.”

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MSC INDUSTRIAL SUPPLY CO. REPORTS FOURTH QUARTER AND FISCAL 2015 RESULTS

Outlook

Based on current market conditions, the Company expects net sales for the first quarter of fiscal 2016 to be between $702 million and $714 million. At the midpoint, average daily sales are expected to decline roughly 3.0%. The Company expects diluted earnings per share for the fiscal first quarter 2016 to be between $0.85 and $0.89.

An explanation and reconciliation of the non-GAAP financial measures contained in this press release to the most directly comparable GAAP financial measures are included in the attached tables.

Conference Call Information

MSC will host a conference call today at 8:30 a.m. EST to review the Company’s fiscal 2015 fourth quarter and full year results. The call, accompanying slides, and other operational statistics may be accessed at: http://investor.mscdirect.com. A webcast replay of the conference call will be available until November 27, 2015.

The conference call may also be accessed at 1-888-317-6003 (U.S.), 1-855-669-9657 (Canada) or 1-412-317-6061 (international). A replay will be available one hour after the call’s conclusion and until November 3, 2015 at 1-877-344-7529 (U.S.) or 1-412-317-0088 (international) with passcode 10072209.

The Company’s reporting date for fiscal first quarter 2016 results will be January 6, 2016.

Contact Information

Investors:	Media:
John G. Chironna	Paul Mason
VP Investor Relations and Treasurer	Director, Corporate Communications
(704) 987-5231	(704) 987-5313

About MSC Industrial Supply Co. MSC Industrial Supply Co. (NYSE:MSM) is a leading North American distributor of metalworking and maintenance, repair, and operations (MRO) products and services. We help our customers drive greater productivity, profitability and growth with more than 1 million products, inventory management and other supply chain solutions, and deep expertise from 75 years of working with customers across industries.

Our experienced team of over 6,500 associates is dedicated to working side by side with our customers to help drive results for their businesses - from keeping operations running efficiently today to continuously rethinking, retooling, and optimizing for a more productive tomorrow.

For more information on MSC, please visit www.mscdirect.com.

# # #

Note Regarding Forward-Looking Statements: Statements in this Press Release may constitute "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, that address activities, events or developments that we expect, believe or anticipate will or may occur in the future, including statements about expected future results, expected benefits from our investment and strategic plans, and expected future margins, are forward-looking statements. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those anticipated by these forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The inclusion of any statement in this release does not constitute an admission by MSC or any other person that the events or circumstances described in such statement are material. Factors that could cause actual results to differ materially from those in forward-looking statements include: problems with successfully integrating acquired operations, unanticipated delays or costs associated with expanding our customer fulfillment centers, current economic, political and social conditions, changing customer and product mixes, financial restrictions on outstanding borrowings, industry consolidation, the loss of key suppliers or supply chain disruptions, competition, general economic conditions in the markets in which we operate, volatility in commodity and energy prices, credit risk of our customers, risk of cancellation or rescheduling of orders, work stoppages or other business interruptions (including those due to extreme weather conditions) at transportation centers or shipping ports, the risk of war, terrorism and similar hostilities, dependence on our information systems and the risk of business disruptions arising from changes to our information systems, disruptions due to computer system or network failures, computer viruses, physical or electronics break-ins and cyber-attacks, dependence on key personnel, goodwill and intangible assets recorded as a result of our acquisitions could be impaired, disclosing our use of "conflict minerals" in certain of the products we distribute could raise reputational and other risks, and the outcome of potential government or regulatory proceedings or future litigation relating to pending or future claims, inquiries or audits. Additional information concerning these and other risks is described under "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the reports on Forms 10-K and 10-Q that we file with the U.S. Securities and Exchange Commission. We assume no obligation to update any of these forward-looking statements.

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MSC INDUSTRIAL SUPPLY CO. REPORTS FOURTH QUARTER AND FISCAL 2015 RESULTS

MSC INDUSTRIAL SUPPLY CO. AND SUBSIDIARIES

Condensed Consolidated Balance Sheets

(In thousands)

	August 29,	August 30,
	2015	2014

ASSETS
Current Assets:
Cash and cash equivalents	$38,267	$47,154
Accounts receivable, net of allowance for doubtful accounts	403,468	382,784
Inventories	506,631	449,814
Prepaid expenses and other current assets	39,067	40,410
Deferred income taxes	44,643	41,253
Total current assets	1,032,076	961,415
Property, plant and equipment, net	291,156	294,348
Goodwill	623,626	629,335
Identifiable intangibles, net	119,805	138,314
Other assets	34,543	37,335
Total assets	$2,101,206	$2,060,747

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current Liabilities:
Revolving credit note	$188,000	$70,000
Current maturities of long-term debt	25,515	26,829
Accounts payable	114,328	116,283
Accrued liabilities	94,494	96,052
Total current liabilities	422,337	309,164
Long-term debt, net of current maturities	214,789	240,235
Deferred income taxes and tax uncertainties	131,210	112,785
Total liabilities	768,336	662,184
Commitments and Contingencies
Shareholders’ Equity:
Preferred Stock	-	-
Class A common stock	56	56
Class B common stock	13	13
Additional paid-in capital	604,905	573,730
Retained earnings	1,232,381	1,286,068
Accumulated other comprehensive loss	(17,252)	(5,054)
Class A treasury stock, at cost	(487,233)	(456,250)
Total shareholders’ equity	1,332,870	1,398,563
Total liabilities and shareholders’ equity	$2,101,206	$2,060,747

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MSC INDUSTRIAL SUPPLY CO. REPORTS FOURTH QUARTER AND FISCAL 2015 RESULTS

MSC INDUSTRIAL SUPPLY CO. AND SUBSIDIARIES

Condensed Consolidated Statements of Income

(In thousands, except per share data)

	(Unaudited)
	Quarters Ended		Fiscal Years Ended
	August 29,	August 30,	August 29,	August 30,
	2015	2014	2015	2014
	(13 weeks)	(13 weeks)	(52 weeks)	(52 weeks)
Net sales	$727,405	$726,623	$2,910,379	$2,787,122
Cost of goods sold	400,270	395,437	1,593,804	1,500,866
Gross profit	327,135	331,186	1,316,575	1,286,256
Operating expenses	231,695	231,360	937,046	903,072
Income from operations	95,440	99,826	379,529	383,184
Other (expense) income:
Interest expense	(1,554)	(1,233)	(6,340)	(3,874)
Interest income	165	400	771	414
Other (expense) income, net	(449)	178	(819)	(199)
Total other expense	(1,838)	(655)	(6,388)	(3,659)
Income before provision for income taxes	93,602	99,171	373,141	379,525
Provision for income taxes	34,580	36,358	141,833	143,458
Net income	$59,022	$62,813	$231,308	$236,067
Per Share Information:
Net income per common share:
Basic	$0.96	$1.01	$3.75	$3.78
Diluted	$0.96	$1.01	$3.74	$3.76
Weighted average shares used in computing net income per common share:
Basic	61,283	61,694	61,292	62,026
Diluted	61,413	62,016	61,487	62,339
Cash dividends declared per common share	$0.40	$0.33	$4.60	$1.32

MSC INDUSTRIAL SUPPLY CO. AND SUBSIDIARIES

Condensed Consolidated Statements of Comprehensive Income

(In thousands)

	Fiscal Years Ended
	August 29,	August 30,	August 31,
	2015	2014	2013
	(52 weeks)	(52 weeks)	(52 weeks)
Net income, as reported	$231,308	$236,067	$237,995
Foreign currency translation adjustments	(12,198)	(627)	(1,984)
Comprehensive income	$219,110	$235,440	$236,011

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MSC INDUSTRIAL SUPPLY CO. REPORTS FOURTH QUARTER AND FISCAL 2015 RESULTS

MSC INDUSTRIAL SUPPLY CO. AND SUBSIDIARIES

Condensed Consolidated Statements of Cash Flows

(In thousands)

	Fiscal Years Ended
	August 29,	August 30,
	2015	2014
	(52 weeks)	(52 weeks)
Cash Flows from Operating Activities:
Net income	$231,308	$236,067
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	69,729	64,946
Stock-based compensation	14,195	16,688
Loss on disposal of property, plant, and equipment	1,453	2,361
Provision for doubtful accounts	6,665	4,629
Deferred income taxes and tax uncertainties	15,035	11,829
Excess tax benefits from stock-based compensation	(3,956)	(5,480)
Changes in operating assets and liabilities:
Accounts receivable	(29,347)	(41,460)
Inventories	(59,008)	(30,342)
Prepaid expenses and other current assets	1,268	(6,319)
Other assets	(1,354)	1,857
Accounts payable and accrued liabilities	3,803	17,630
Total adjustments	18,483	36,339
Net cash provided by operating activities	249,791	272,406
Cash Flows from Investing Activities:
Expenditures for property, plant and equipment	(51,405)	(70,617)
Investment in available for sale securities	-	(25,023)
Cash used in business acquisition, net of cash received	-	1,434
Net cash used in investing activities	(51,405)	(94,206)
Cash Flows from Financing Activities:
Purchases of treasury stock	(33,414)	(191,359)
Payments of regular cash dividends	(98,828)	(82,607)
Payments of special cash dividend	(185,403)	-
Payments on capital lease and financing obligations	(2,290)	(1,851)
Excess tax benefits from stock-based compensation	3,956	5,480
Proceeds from sale of Class A common stock in connection with associate stock purchase plan	4,285	3,998
Proceeds from exercise of Class A common stock options	11,119	20,447
Borrowings under financing obligations	530	1,353
Borrowings under Credit Facility	336,000	135,000
Payments of notes payable and revolving credit note under the Credit Facility	(243,000)	(77,500)
Net cash used in financing activities	(207,045)	(187,039)
Effect of foreign exchange rate changes on cash and cash equivalents	(228)	117
Net decrease in cash and cash equivalents	(8,887)	(8,722)
Cash and cash equivalents – beginning of period	47,154	55,876
Cash and cash equivalents – end of period	$38,267	$47,154
Supplemental Disclosure of Cash Flow Information:
Cash paid for income taxes	$122,988	$128,558
Cash paid for interest	$5,843	$3,087

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MSC INDUSTRIAL SUPPLY CO. REPORTS FOURTH QUARTER AND FISCAL 2015 RESULTS

Non-GAAP Financial Measures

To supplement MSC’s unaudited selected financial data presented on a basis consistent with Generally Accepted Accounting Principles (“GAAP”), the Company discloses certain non-GAAP financial measures, including adjusted operating income, adjusted net income, and adjusted net income per diluted share. The adjusted supplemental measures exclude non-recurring costs associated with the Class C Solutions Group (“CCSG”) acquisition, the co-location of our corporate headquarters in Davidson, North Carolina, and executive transition and separation costs, and related tax effects. These non-GAAP measures are not in accordance with or an alternative for GAAP, and may be different from non-GAAP measures used by other companies. We believe that these non-GAAP measures have limitations in that they do not reflect all of the amounts associated with MSC's results of operations as determined in accordance with GAAP and that these measures should only be used to evaluate MSC’s results of operations in conjunction with the corresponding GAAP measures. The presentation of this additional information is not meant to be considered in isolation or as a substitute for the most directly comparable GAAP measures. We compensate for the limitations of non-GAAP financial measures by relying upon GAAP results to gain a complete picture of Company performance.

In calculating non-GAAP financial measures, we exclude these non-recurring costs to facilitate a review of the comparability of the Company’s operating performance on a period-to-period basis because such costs are not, in our view, related to the Company’s ongoing operational performance. We use non-GAAP measures to evaluate the operating performance of our business, for comparison with forecasts and strategic plans, and for benchmarking performance externally against competitors. In addition, we use certain non-GAAP financial measures as performance metrics for management incentive programs. Since we find these measures to be useful, we believe that investors benefit from seeing results “through the eyes” of management in addition to seeing GAAP results. We believe that these non-GAAP measures, when read in conjunction with the Company’s GAAP financials, provide useful information to investors by offering:

•	The ability to make more meaningful period-to-period comparisons of the Company’s on-going operating results;

•	The ability to better identify trends in the Company’s underlying business and perform related trend analyses; and

•	A better understanding of how management plans and measures the Company’s underlying business.

The following tables reconcile GAAP operating income, GAAP net income and GAAP net income per diluted share (“EPS”) to non-GAAP adjusted operating income, adjusted net income, and adjusted net income per diluted share:

	Thirteen Weeks Ended
	August 29, 2015
	(in thousands)	Margin
GAAP Operating income	$95,440	13.1%
Non-recurring costs	236
Adjusted Operating income	$95,676	13.2%

	Thirteen Weeks Ended
	August 30, 2014
	(in thousands)	Margin
GAAP Operating income	$99,826	13.7%
Non-recurring costs	1,108
Adjusted Operating income	$100,934	13.9%

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MSC INDUSTRIAL SUPPLY CO. REPORTS FOURTH QUARTER AND FISCAL 2015 RESULTS

	Thirteen Weeks Ended	Thirteen Weeks Ended
	August 29, 2015	August 30, 2014
	(in thousands)
Net sales	$727,405	$726,623
Cost of goods sold	400,270	395,437
Gross profit	327,135	331,186
Operating Expenses	231,695	231,360
Income from Operations	95,440	99,826
Non-recurring costs	236	1,108
Adjusted Operating income	$95,676	$100,934

	Thirteen Weeks Ended
	August 29, 2015
(in thousands, except per share amounts)	$(after tax)	Diluted EPS
GAAP net income	$59,022	$0.96
Non-recurring costs*	149	-
Adjusted net income	$59,171	$0.96

* On a pre-tax basis includes approximately $236 of non-recurring executive transition costs related to the planned retirement of the Company's Chief Financial Officer for the thirteen weeks ended August 29, 2015. The non-recurring costs were calculated using an effective tax rate of 36.9%.

	Thirteen Weeks Ended
	August 30, 2014
(in thousands, except per share amounts)	$(after tax)	Diluted EPS
GAAP net income	$62,813	$1.01
Non-recurring costs*	702	0.01
Adjusted net income	$63,515	$1.02

* On a pre-tax basis includes approximately $29 of non-recurring relocation costs associated with the Co-Location of the Company’s headquarters in Davidson, North Carolina and approximately $1,079 of non-recurring integration costs associated with the CCSG acquisition for the thirteen weeks ended August 30, 2014. The non-recurring costs were calculated using an effective tax rate of 36.7%.

	Fiscal Year Ended
	August 29, 2015
	(in thousands)	Margin
GAAP Operating income	$379,529	13.0%
Non-recurring costs	4,507
Adjusted Operating income	$384,036	13.2%

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MSC INDUSTRIAL SUPPLY CO. REPORTS FOURTH QUARTER AND FISCAL 2015 RESULTS

	Fiscal Year Ended
	August 30, 2014
	(in thousands)	Margin
GAAP Operating income	$383,184	13.7%
Non-recurring costs	17,349
Adjusted Operating income	$400,533	14.4%

	Fiscal Years Ended
	August 29, 2015	August 30, 2014
	(in thousands)
Net sales	$2,910,379	$2,787,122
Cost of goods sold	1,593,804	1,500,866
Gross profit	1,316,575	1,286,256
Operating Expenses	937,046	903,072
Income from Operations	379,529	383,184
Non-recurring costs	4,507	17,349
Adjusted Operating income	$384,036	$400,533

	Fiscal Year Ended
	August 29, 2015
(in thousands, except per share amounts)	$(after tax)	Diluted EPS
GAAP net income	$231,308	$3.74
Non-recurring costs*	2,794	0.05
Adjusted net income	$234,102	$3.79

* On a pre-tax basis includes approximately $1,081 of non-recurring integration costs associated with the CCSG acquisition, approximately $2,706 for non-recurring executive separation costs related to the departure of the Executive Vice President of Sales, and approximately $720 of non-recurring executive transition costs related to the planned retirement of the Company's Chief Financial Officer for the fiscal year ended August 29, 2015. The non-recurring costs were calculated using an effective tax rate of 38.0%.

	Fiscal Year Ended
	August 30, 2014
(in thousands, except per share amounts)	$(after tax)	Diluted EPS
GAAP net income	$236,067	$3.76
Non-recurring costs*	10,791	0.17
Adjusted net income	$246,858	$3.93

* On a pre-tax basis includes approximately $2,614 of non-recurring relocation costs associated with the Co-Location of the Company’s headquarters in Davidson, North Carolina, approximately $11,763 of non-recurring integration costs associated with the CCSG acquisition and approximately $2,972 for executive compensation for the fiscal year ended August 30, 2014. The nonrecurring costs were calculated using an effective tax rate of 37.8%.